UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 28, 2011 (March 22, 2011)

American Defense Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33888	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On March 22, 2011, American Defense Systems, Inc. (the “Company”) entered into a Securities Redemption Agreement (the "Redemption Agreement") with West Coast Opportunity Fund, LLC ("WCOF"); and Centaur Value Fund, L.P. ("CVF" and, together with WCOF, the "Stockholders"), pursuant to which the Company sold to the Stockholders all of the issued and outstanding membership interests (the "APSG Interests") in American Physical Security Group, LLC ("APSG"), a wholly-owned subsidiary of the Company.  The Stockholders own an aggregate of 15,000 shares of the Company’s Series A Convertible Preferred Stock (the “Shares”).  In exchange for the sale of the APSG Interests to the Stockholders, the Stockholders (i) paid the Company One Million Dollars ($1,000,000) in cash at the closing of the transactions contemplated by the Redemption Agreement and (ii) tendered to the Company the Shares, which had an aggregate redemption price of $16,500,000.  Upon the closing of the transactions contemplated by the Redemption Agreement, the Stockholders will own 100% of the APSG Interests and APSG will no longer be a subsidiary of the Company.

The Redemption Agreement contains customary representations, warranties, covenants and indemnities.  The representations and warranties of the Company relate to, among other things, (a) corporate organization and authorization, (b) transactions and company assets, (c) title to assets, (d) capitalization, (e) litigation, (f) intellectual property rights and (k) financial statements.  Pursuant to the Redemption Agreement, the Company, on the one hand, and the Stockholders on the other, will indemnify and hold the other harmless as a result of, among other things, the breach of the representations, warranties or covenants in the Redemption Agreement.  The Redemption Agreement provides for a maximum limit on indemnification by the Company of $1,000,000.  In addition, pursuant to the Redemption Agreement, the Company and Stockholders agreed to a release each other from any and all claims arising prior to the date of the Redemption Agreement; however, such release does not apply to claims arising under the Redemption Agreement and the Option Agreement.

In connection with the Redemption Agreement, the Company and the Stockholders entered into that certain Membership Interest Option Agreement (the "Option Agreement") pursuant to which the Stockholders granted the Company an option (the “Option”) to repurchase the APSG Interests within six (6) months following the closing of the transactions contemplated by the Redemption Agreement at a cash purchase price equal to the sum of (i) $15,525,000, plus (ii) the amount of any net investment made in APSG concurrently with and following the closing of the Redemption Agreement and prior to the closing of the purchase of the APSG membership interests pursuant to exercise of the Option.

The description of the terms of the Redemption Agreement and Option Agreement set forth herein is qualified in its entirety to the full text of the Redemption Agreement and Option Agreement, each of which is filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma Consolidated Financial Information (Unaudited)	F-1

	Pro forma Consolidated Balance Sheet at September 30, 2010	F-2

	Pro forma Consolidated Statement of Income for the Nine Months Ended September 30, 2010	F-3

	Pro forma Consolidated Statement of Operations for the Year Ended December 31, 2009	F-4

	Notes to Unaudited Consolidated Pro Forma Financial Information	F-5

(b)           Pro forma Consolidated Financial Information (Unaudited)

The following unaudited pro forma financial data has been derived from the historical consolidated financial statements of American Defense Systems, Inc. (the “Company”) as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009. The pro forma financial information is presented to reflect the effects of the Securities Redemption Agreement entered into on March 22, 2010 whereby the holders of the Company’s Series A convertible preferred stock agreed to redeem all of the outstanding shares of Series A convertible preferred stock, with a redemption value of $16,500,000, and provide the Company with $1,000,000 in cash, in exchange for all of the outstanding membership interests in American Physical Securities Group, LLC, the Company’s wholly owned subsidiary. The unaudited pro forma consolidated balance sheet gives effect to the transaction as if it had occurred on September 30, 2010. The unaudited pro forma consolidated statements of income (operations) give effect to the transaction as if it had occurred at the beginning of the periods presented. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable and are described in the notes accompanying the unaudited consolidated pro forma financial information. The unaudited pro forma financial data does not purport to represent what the Company’s results of operations or financial positions would have been had the transaction occurred on the dates indicated, or to project the Company’s results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

American Defense Systems, Inc. and Subsidiaries
Pro forma Consolidated Balance Sheet (Unaudited)
At September 30, 2010

		American
		Physical Securities
	American Defense	Group, LLC
	Systems, Inc.	Historical	Transaction
	Historical	(a)	Adjustments		Pro forma

ASSETS

CURRENT ASSETS
Cash	$2,012,351	$(150,797)	$1,000,000	(b)	$2,861,554
Accounts receivable, net	2,059,895	(1,177,533)	-		882,362
Accounts receivable factoring	441,314	-	-		441,314
Tax receivable	333,258	-	-		333,258
Costs in excess of billings on uncompleted contracts, net	2,937,325	(985,988)	-		1,951,337
Prepaid expenses and other current assets	369,354	(10,993)	-		358,361

TOTAL CURRENT ASSETS	8,153,497	(2,325,311)	1,000,000		6,828,186

Property and equipment, net	2,436,074	(19,262)	-		2,416,812
Deferred financing costs, net	636,636	-	(636,636	) (c)	-
Notes receivable, net	400,000	-	-		400,000
Intangible assets	634,450	(634,450)	-		-
Goodwill	812,500	-	(812,500	) (d)	-
Deposits	652,137	-	-		652,137

TOTAL ASSETS	$13,725,294	$(2,979,023)	$(449,136)		$10,297,135

LIABILITIES

CURRENT LIABILITIES
Accounts payable	$4,834,541	$(1,026,057)	$-		$3,808,484
Accrued expenses	426,292	(94,155)	-		332,137
Warrant liability	9,915	-	-		9,915

TOTAL CURRENT LIABILITIES	5,270,748	(1,120,212)	-		4,150,536

LONG TERM LIABILITIES
Mandatory redeemable Series A convertible preferred stock (cumulative), 15,000 shares authorized issued and outstanding	13,966,268	-	(13,966,268	) (e)	-
Deferred rent	198,243	-	-		198,243

TOTAL LIABILITIES	19,435,259	(1,120,212)	(13,966,268)		4,348,779

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIENCY)

Common stock	51,971	-	-		51,971
Additional paid-in capital	16,088,766	-	-		16,088,766
Accumulated deficit	(21,850,702)	(1,858,811)	13,517,132	(f)	(10,192,381)

TOTAL SHAREHOLDERS' EQUITY (DEFICIENCY)	(5,709,965)	(1,858,811)	13,517,132		5,948,356

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)	$13,725,294	$(2,979,023)	$(449,136)		$10,297,135

See notes to unaudited consolidated pro forma financial information.

American Defense Systems, Inc. and Subsidiaries
Pro forma Consolidated Statement of Income (Unaudited)
For the Nine Months Ended September 30, 2010

		American
		Physical Securities
	American Defense	Group, LLC
	Systems, Inc.	Historical	Transaction
	Historical	(g)	Adjustments		Pro forma

CONTRACT REVENUES EARNED	$35,610,715	$(7,144,299)	$-		$28,466,416

COST OF REVENUES EARNED (exclusive of depreciation shown separately below)	24,243,958	(5,548,898)	-		18,695,060

GROSS PROFIT	11,366,757	(1,595,401)	-		9,771,356

OPERATING EXPENSES
General and administrative expenses	4,729,578	(1,526,514)	-		3,203,064
General and administrative salaries	2,687,891	-	-		2,687,891
Sales and marketing	1,565,749	(23,246)	-		1,542,503
T2 expenses	629,838	-	-		629,838
Research and development	548,464	-	-		548,464
Depreciation	870,120	(5,467)	-		864,653
Professional fees	1,369,660	-	-		1,369,660
TOTAL OPERATING EXPENSES	12,401,300	(1,555,227)	-		10,846,073

OPERATING LOSS	(1,034,543)	(40,174)	-		(1,074,717)

OTHER INCOME (EXPENSE)
Unrealized loss on adjustment of fair value Series A convertible preferred stock classified as a liability	(923,609)	-	923,609	(h)	-
Unrealized gain on warrant liability	25,498	-	-		25,498
Interest expense	(1,585,111)	-	1,577,628	(i)	(7,483)
Interest expense - mandatorily redeemable preferred stock dividends	(1,125,000)	-	1,125,000	(j)	-
Finance charge	(268,793)	-	-		(268,793)
Gain on redemption of preferred stock and sale of APSG	-	-	11,658,321	(k)	11,658,321
TOTAL OTHER INCOME (EXPENSE)	(3,877,015)	-	15,284,558		11,407,543

INCOME (LOSS) BEFORE INCOME TAXES	(4,911,558)	(40,174)	15,284,558		10,332,826

INCOME TAX EXPENSE	-	-	(1,247,000	) (l)	(1,247,000)

NET INCOME (LOSS)	$(4,911,558)	$(40,174)	$14,037,558		$9,085,826

Weighted Average Shares Outstanding (Basic and Diluted)	48,033,067				48,033,067

NET INCOME (LOSS) per Share - Basic and Diluted	$(0.10)				$0.19

See notes to unaudited consolidated pro forma financial information.

American Defense Systems, Inc. and Subsidiaries
Pro forma Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2009

		American
		Physical Securities
	American Defense	Group, LLC
	Systems, Inc.	Historical	Transaction
	Historical	(m)	Adjustments		Pro forma
	(Audited)				(Unaudited)

CONTRACT REVENUES EARNED	$45,893,979	$(4,503,725)	$-		$41,390,254

COST OF REVENUES EARNED (exclusive of depreciation shown separately below)	33,929,327	(2,170,515)	-		31,758,812

GROSS PROFIT	11,964,652	(2,333,210)	-		9,631,442

OPERATING EXPENSES
General and administrative expenses	7,519,114	(1,608,137)	-		5,910,977
General and administrative salaries	4,144,666	-	-		4,144,666
Sales and marketing	2,661,636	(3,358)	-		2,658,278
T2 expenses	531,506	-	-		531,506
Research and development	412,285	-	-		412,285
Settlement of litigation	63,441	-	-		63,441
Depreciation	1,085,331	-	-		1,085,331
Professional fees	2,734,816	-	-		2,734,816
TOTAL OPERATING EXPENSES	19,152,795	(1,611,495)	-		17,541,300

OPERATING LOSS	(7,188,143)	(721,715)	-		(7,909,858)

OTHER INCOME (EXPENSE)
Unrealized loss on adjustment of fair value Series A convertible preferred stock classified as a liability	(325,837)	-	325,837	(n)	-
Unrealized gain on warrant liability	35,673	-	-		35,673
Loss on deemed extinguishment of debt	(2,613,630)	-	2,613,630	(o)	-
Other income	8,869	-	-		8,869
Interest expense	(3,019,079)	-	1,970,235	(p)	(1,048,844)
Interest expense - mandatorily redeemable preferred stock dividends	(1,650,000)	-	1,650,000	(q)	-
Finance charge	(209,698)	-	-		(209,698)
Gain on redemption of preferred stock and sale of APSG	-	-	8,518,002	(r)	8,518,002
TOTAL OTHER INCOME (EXPENSE)	(7,773,702)	-	15,077,704		7,304,002

INCOME (LOSS) BEFORE INCOME TAXES FROM CONTINUING OPERATIONS	(14,961,845)	(721,715)	15,077,704		(605,856)

INCOME TAX EXPENSE	(752,971)	-	(119,000	) (s)	(871,971)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(15,714,816)	(721,715)	14,958,704		(1,477,827)

Weighted Average Shares Outstanding (Basic and Diluted)	43,192,175				43,192,175

INCOME (LOSS) FROM CONTINUING OPERATIONS per Share - Basic and Diluted	$(0.37)				$(0.03)

See notes to unaudited consolidated pro forma financial information.

American Defense Systems, Inc. and Subsidiaries
Notes to Unaudited Consolidated Pro Forma Financial Information

The Company has made the following pro forma adjustments to arrive at the pro forma consolidated balance sheet at September 30, 2010.

(a) Represents the elimination of the balance sheet of American Physical Security Group (“APSG”) at September 30, 2010 as a result of the exchange of the membership interest in APSG for cash and the redemption of the Series A convertible preferred stock.

(b) Represents the cash received in the transaction.

(c) Represents the removal of the deferred financing costs associated with the issuance of the Series A convertible preferred stock.

(d) Represents the removal of the goodwill associated with the acquisition of APSG.

(e) Represents the removal of the fair value of the Series A convertible preferred stock.

(f) Represents the offset of the pro forma adjustments (b) through (e).

The Company has made the following pro forma adjustments to arrive at the pro forma consolidated statement of income for the nine months ended September 30, 2010.

(g) Represents the elimination of the income statement of APSG for the nine months ended September 30, 2010.

(h) Represents the elimination of the unrealized loss on adjustment of fair value of the Series A convertible preferred stock.

(i) Represents the elimination of the interest expense related to the amortization of the deferred financing costs associated with the issuance of the Series A convertible preferred stock and the amortization of the debt discount on the Series A convertible preferred stock.

(j) Represents the elimination of the interest expense related to the dividends on the Series A convertible preferred stock.

(k) Represents the difference between the cash received and the fair value of the Series A convertible preferred stock compared to the net book value of APSG, including the related goodwill and the write-down of the deferred financing costs associated with the issuance of the Series A convertible preferred stock.

(l) Represents the estimated tax effect, applying statutory tax rates, of pro forma adjustments (g) and (k) after giving effect to the Company’s estimated Net Operating Loss Carryforwards.

The Company has made the following pro forma adjustments to arrive at the pro forma consolidated statement of income for the year ended December 30, 2009.

(m) Represents the elimination of the income statement of APSG for the year ended December 31, 2009.

(n) Represents the elimination of the unrealized loss on adjustment of fair value of the Series A convertible preferred stock.

(o) Represents the elimination of the loss on the deemed extinguishment of the Series A convertible preferred stock.

(p) Represents the elimination of the interest expense related to the amortization of the deferred financing costs associated with the issuance of the Series A convertible preferred stock and the amortization of the debt discount on the Series A convertible preferred stock.

(q) Represents the elimination of the interest expense related to the dividends on the Series A convertible preferred stock.

(r) Represents the difference between the cash received and the fair value of the Series A convertible preferred stock compared to the net book value of APSG, including the related goodwill and the write-down of the deferred financing costs associated with the issuance of the Series A convertible preferred stock.

(s) Represents the estimated tax effect, applying statutory tax rates, of pro forma adjustments (m) and (r) after giving effect to the Company’s estimated Net Operating Loss Carryforwards.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.01(a)	Securities Redemption Agreement, dated March 22, 2011, by and among American Defense Systems, Inc.; West Coast Opportunity Fund, LLC; and Centaur Value Fund, L.P.

2.01(b)	Membership Interest Option Agreement, dated March 22, 2011, by and among American Defense Systems, Inc., West Coast Opportunity Fund, LLC, and Centaur Value Fund, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2011

AMERICAN DEFENSE SYSTEMS, INC.

	By:	/s/ Gary Sidorsky
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

2.01(a)	Securities Redemption Agreement, dated March 22, 2011, by and among American Defense Systems, Inc.; West Coast Opportunity Fund, LLC; and Centaur Value Fund, L.P.

2.01(b)	Membership Interest Option Agreement, dated March 22, 2011, by and among American Defense Systems, Inc., West Coast Opportunity Fund, LLC, and Centaur Value Fund, LP